Exhibit 99.1

Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com Helmerich & Payne, Inc. Goldman Sachs Global Energy Conference January 12-13, 2010

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the “Risk Factors” and “Management’s Discussion & Analysis of Results of Operations and Financial Condition” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

H&P’s Global Rig Fleet 261 Total Rigs (Includes New Build Commitments) Offshore * Includes three new rigs with previously announced customer commitments scheduled for completion by April 2010. ** Includes 15 FlexRigs. U.S. Land 213* U.S. FlexRigs 175* Mobile & Conventional 38 9 International Land 39**

H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 254 261 0 50 100 150 200 250 300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

H&P’s Global Fleet Under Term Contracts * Includes delayed new builds which are expected to generate revenue but not revenue days. (as of January 11, 2010) 0 20 40 60 80 100 120 Q2FY10 Q3FY10 Q4FY10 Q1FY11 Q2FY11 Q3FY11 Q4FY11 Number of Rigs Under Long-Term Contracts (Estimated Quarterly Average) Term Contract Status - H&P Global Fleet* (Including Committed New Builds) U.S. Land Offshore International Land

Market demand and H&P’s active rig count continue to increase. Improving customer interest for both spot and term contracts. Spot pricing is beginning to improve in selected unconventional plays, especially for FlexRigs. Incremental activity is mostly geared toward prominent unconventional plays. Larger FlexRigs are all currently contracted. Considering existing commitments only, we now estimate an average of 94 rigs to be under protected term contracts during fiscal 2010 (up from 90 at 11/19/09). H&P’s U.S. Land Operations

H&P’s U.S. Land Fleet Activity ** Includes delayed new builds (in gray) which generated revenue but did not generate revenue days. * Active rigs on term (in blue) generated both revenue and revenue days, including a few rigs on standby. 116 122 127 143 147 0 20 40 60 80 100 120 140 160 Avg. Q4FY09 9/30/2009 11/19/2009 12/31/2009 1/11/2010 Number of Active H&P U.S. Land RIgs Active Rigs in Spot Market Active Rigs on Term* Delayed New Builds**

H&P’s U.S. Land Fleet Status (as of January 11, 2010) * Includes four FlexRigs with signed contracts. All of the remaining 26 uncontracted FlexRigs are FlexRig4’s, which target shallower depth wells. 99 43 30 46 101 63 0 15 30 45 60 75 90 105 Under Term Spot Market Active Spot Market Stacked* Number of H&P Rigs Highly Mobile Conventional FlexRigs

** Represents weighted-average rig margin per day for PTEN, NBR and UNT in the Lower 48. * Does not include the impact of early contract termination revenue. Technology and Quality Service Make a Difference H&P’s Margin Premium $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Q3CY08 Q4CY08 Q1CY09 Q2CY09 Q3CY09 Average Rig Margin per Day Quarter Ended U.S. Land Average Daywork Margins* H&P Peers**

Impact of Downturn on Utilization H&P’s Utilization Premium ** Represents estimated average combined utilization for PTEN, NBR and UNT in the Lower 48. * Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the period. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Q3CY08 Q4CY08 Q1CY09 Q2CY09 Q3CY09 Estimated Avarege Rig Utilization Quarter Ended U.S. Land Estimated Average Rig Utilization* H&P Peers**

Changes in Lower 48 U.S. Land Rig Count - 80% - 70% - 60% - 50% - 40% - 30% - 20% - 10% 0% 10 % Decline in Active U.S. Land Rigs Estimated Change Since Peak in Active U.S. Land Rigs (Smith Bits Weekly Rig Count - October 17 , 2008 to December 31 , 2009 ) NBR PTEN HP UNT U.S. Land

* NBR’s footage drilled corresponds to Nabors Drilling USA, LP. U.S. Land Footage Drilled 0 3 6 9 12 15 UNT PDS PTEN NBR* H&P Footage Drilled (in millions) U.S. Land Footage Drilled (Rig Data Driller Ranking - January 2009 to December 2009)

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. $0 $100 $200 $300 $400 $500 $600 UNT PTEN* NBR** HP Operating Income (Millions) U.S. Land Drilling Operating Income 12 Months Ended September 30, 2009

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

Estimated Field H&P FlexRig Competitor Average Late 2009 (Spot Market) (Spot Market) 1. Drilling days 28 18 Completion days 2 2 Moving days 4 3 Total rig revenue days per well 34 23 2. Drilling contractor dayrate $13,500 $17,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $28,500 $32,500 Total cost per well (daily services) $969,000 $747,500 3. Total well savings with H&P – per well $221,500 per year $3.5MM Another Value Proposition Example – H&P vs. Competitors

Value added from FlexRig operations Significant H&P dayrate premium Increased wells per rig per year: 5 wells Early production: Incremental wells on production Lowest total well cost Another Value Proposition Example – H&P vs. Competitors

Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

H&P is Leading the U.S. Land Retooling Effort



H&P's Available U.S. Land Fleet
(210 Rigs as of 1/11/10)
Conventional Rigs
18%
Other New Builds (FlexRig 1 & 2)
8%
74%
AC Driven (FlexRig 3 & 4)
Total Available U.S. Land Fleet (Estimates)
(~2,500 Rigs)
AC Driven New Builds
14%
Other New Builds
11%
75%
Refurbished rigs, built between 1940s and 1982
Conventional Rigs

Note: The above estimates corresponding to the total available U.S. fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered.

HELMERICH & PAYNE, INC.

H&P and U.S. Land Fleet (by Rig Type)

H&P's Available U.S. Land Fleet
(210 Rigs as of 1/11/10)

Total Available U.S. Land Fleet (Estimates)
(~2,500 Rigs)


Mechanical Rigs
SCR Rigs
22%
74%
AC Driven Rigs
AC Driven Rigs
14%
56%
Mechanical Rigs
30%
SCR Rigs

Note: The above estimates corresponding to the total available U.S. fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered.

HELMERICH & PAYNE, INC.

U.S. Land Activity by Rig Type and Depth Rating Composition & Utilization (by Rig Type) Composition & Utilization (by Depth Rating) Industry’s U.S. Land Fleet Estimates* (as of 12/31/09) * Composition & Utilization (by Rig Type) Composition & Utilization (by Depth Rating) H&P’s U.S. Land Fleet (as of 12/31/09) The above estimates corresponding to the total available U.S. fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4,000 - 7,499' 7,500 - 17,499' 17,500'+ Fleet Composition (%) Utilization (%) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4,000 - 7,499' 7,500 - 17,499' 17,500'+ Fleet Composition (%) Utilization (%) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Mechanical SCR AC Fleet Composition (%) Utilization (%) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Mechanical SCR AC Fleet Composition (%) Utilization (%)

Active Contracted Idle Total Long-term Contracts Argentina 5 4 9 4 Colombia 4 2 6 2 Ecuador 4 4 Mexico 6 6 6 Africa 1 1 2 Venezuela 11 11 Other 1 1 1 Total 20 1 18 39 13 H&P’s International Land Operations Rig Fleet Status (As of January 11, 2010) 1) Includes one rig under a long-term contract still in the U.S. waiting on the operator to determine an international location. 13 of 15 FlexRigs (included in the international fleet of 39 rigs) are under long-term contracts. (1) (2) 2)

Seven of the Company’s nine offshore platform rigs are active. Two of the seven active rigs are under long-term contracts. Our two U.S. based management contracts are expected to remain active in fiscal 2010, and the new Equatorial Guinea management contract is expected to fully ramp-up during the second fiscal quarter of 2010. H&P’s Offshore Operations

Drilling is becoming more challenging and highly-capable rigs are expected to be in short supply Growing focus on technology-based solutions that enable lower total well costs Increasing safety and environmental sensitivity Unconventional plays are the most economically viable and tend to require highly-capable rigs Market Trends Favor H&P

Increasing Focus on More Difficult Drilling 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percentage of Active U.S. Rigs (BHI North American Rotary Rig Count) Week Ended U.S. Rig Activity by Drilling Type Vertical Drilling Horizontal or Directional Drilling

Source: EnergyPoint Research, Inc. * Trailing four quarters average * * Customer Satisfaction Index 10 = “Highly Satisfied”, 1 = “Highly Dissatisfied” * 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 2006 Q1 2009 Q2 2009 Q3 2009 H&P Peer A Peer B Peer C

Peer Group Return on Equity * NBR’s, PTEN’s and UNT's calculations exclude charges that were a result of asset retirements and impairments, including ceiling test write-downs. 0% 3% 6% 9% 12% 15% PTEN UNT NBR HP Estimated ROE Return on Equity* 12 Months Ended September 30, 2009

End of Presentation